UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):            April 18, 2012

MUELLER WATER PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Abernathy Road, Suite 1200
Atlanta, Georgia 30328
(Address of Principal Executive Offices)

(770) 206-4200
(Registrant's telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01.    Other Events
On April 18, 2012, Mueller Water Products, Inc. (the “Company”) delivered a notice to redeem 10% aggregate principal amount of its 8.75% senior notes due 2020 (the "Notes"). The Notes were issued pursuant to the indenture, dated August 26, 2010, among the Company, the guarantors listed therein and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”). The notice calls for redemption of the Notes pursuant to the optional redemption provisions of the Indenture.
A copy of the press release announcing the redemption and the notice of redemption are attached as exhibit 99.1 and exhibit 99.2, respectively, and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits.

99.1    Press release, dated April 18, 2012
99.2    Notice of redemption, dated April 18, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2012	MUELLER WATER PRODUCTS, INC.

/s/ Evan L. Hart
Evan L. Hart
Senior Vice President and Chief Financial Officer